The George
Putnam
Fund of
Boston

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The merits of a portfolio that is carefully balanced between bonds and value-oriented common stocks were certainly exemplified in the performance of The George Putnam Fund of Boston during the fiscal year that ended on July 31, 2001. While many other portfolios were delivering disappointing results, your fund turned in figures that were solidly in the black. The fund may not be among the front runners in a market upswing, but it has demonstrated once again its ability to provide shelter during stormy weather.

The year also brought a new member to Putnam's Board of Trustees, and we are pleased to introduce him here. Charles B. Curtis joined the board in July and brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. He is currently president of NTI, a private foundation dedicated to reducing the threat from weapons of mass destruction. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 19, 2001

REPORT FROM FUND MANAGEMENT

Jeanne L. Mockard
Jeffrey L. Knight
James M. Prusko and
the Core Fixed
Income Team

Within an extremely challenging and volatile market environment, the George Putnam Fund of Boston not only survived, it thrived during the fiscal year ended July 31, 2001. During the first months of the period, our sector allocation decisions boosted returns, while in 2001, we believe the fund's outperformance resulted from effective stock selection. Overall, fiscal 2001 helped demonstrate to conservative investors the benefits of maintaining exposure to a value-oriented investment style within a balanced portfolio.

Total return for 12 months ended 7/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   12.86%   6.39%   12.02%  7.02%   12.02%  11.02%    12.31%   8.35%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* GRADUAL CHANGES MADE TO FUND POSITIONING

In the latter half of calendar 2000, investors gravitated toward defensive sectors in an attempt to shield themselves from sharp declines in the previously high-flying, high-growth technology, media, and telecommunications sectors. Year to date, the market showed some signs of recovery as the Federal Reserve Board pursued a particularly aggressive tack by implementing a series of reductions in short-term interest rates in an attempt to bolster economic growth.

While these moves momentarily heartened investors, the market struggled to maintain momentum, and mixed economic data gave no clear vision about when the current domestic economic slowdown might end. This backdrop enabled your fund's management team to uncover significant value opportunities that translated into satisfyingly positive returns.



[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                                7/31/2000         7/31/2001

Common stocks                     62.7%             58.3%

U.S. government and
agency securities                  9.5%             21.4%

Corporate bonds
and notes                         18.5%             10.8%

Cash and other                     3.5%              7.5%

Collateralized
mortgage
obligations                        5.2%              5.0%

Convertible and
preferred securities               0.4%              0.3%

Foreign government
bonds and notes                    0.3%              0.3%

Footnote reads:
*Based on percentage of net assets. The balances of the portfolio on 7/31/00 and 7/31/01 were invested in cash and short-term securities. Portfolio allocation will vary over time.


With turmoil wracking the market in the second half of calendar 2000, investors fled to the safety offered by more defensive industries such as utilities, energy, consumer staples, and health care -- precisely the sectors that predominated within your fund's value-oriented portfolio when the market turned. In particular, the fund's overweighted position in the utilities sector significantly boosted performance.

As we entered calendar 2001, your fund's management team started to shift to a more neutral stance, selling off the stocks that had performed well in late 2000. We believed it made sense to start positioning the fund with more of a focus on those stocks that seemed likely to benefit from improved growth sparked by the Fed's rate cuts.

Since there were no clear signs as to when that rebound might occur, and not wanting to shift too soon, we moved gradually, looking for value opportunities on a stock-by-stock basis instead of making any significant sector bets. We carefully added more economically sensitive stocks when their prices offered particular value. For example, many technology shares fell to inexpensive levels, and we purchased such names as Compaq and Hewlett-Packard.

* STRONG RETURNS FROM A VARIETY OF AREAS

On a sector basis, the fund's investments in paper companies -- including Boise Cascade, Weyerhaeuser, Owens Illinois, and International Paper -- offered particularly hearty capital appreciation. Investors favored paper stocks in anticipation of a recovery because these stocks tend to do well in the early stages of an improving economic cycle. In addition, the industry was able to reduce capacity, a factor that should help pricing going forward. While these companies, as well as others mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment strategy.

Consumer cyclical stocks, mainly from the retail sector, also added to returns. As with the paper companies, these stocks tend to perform well in anticipation of an uptick in economic growth. Investors perceived that the Fed's rate cuts would improve the prospects for these firms, even though consumer spending was softening. Strong performers from this sector included Circuit City, Sears, Staples, Lowes, and the Gap. The latter two were sold off after they reached our price targets.


Lipper Analytical Services ranked The George Putnam Fund of Boston's class A shares 48 out of 467 (top 11%) of all balanced funds track for 1-year performance, as of 7/31/01 and 19 out of 67 (top 28%) of all balanced funds track for 10-year performance, as of 7/31/01.*

*Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A shares ranked 48 out of 467, 108 out of 271 and 19 out of 67 for 1-, 5-, and 10-year performance, respectively, as of 7/31/01. Performance of other share classes will vary. Past performance is not indicative of future results.


Healthy returns also came from a wide array of investments, including Computer Associates, American Express and Federated Department Stores. In addition, the fund profited from the takeover of several of its holdings, including Ralston-Purina as well as oil refining and marketing firms Ultramar Diamond Shamrock and Tosco.

Every period also comes with its disappointments, and this 12-month stretch was no exception. Among fund holdings that did not perform as well as we would have liked were Constellation Energy, oil service stock Schlumberger, and Coca-Cola Enterprises. This last company suffered from poor domestic consumption results. All remain in the fund because of our conviction that their prospects should improve.

* FIXED-INCOME INVESTMENTS CONTRIBUTED TO STRONG RETURNS

Your fund carries a diversified blend of bond holdings that make up approximately 38% of assets. During this 12-month period, the fixed-income portfolio added significantly to fund performance, primarily because of its investments in BB-rated corporate bonds. With the Fed aggressively attempting to fuel economic growth, corporate bond prices recovered from the particularly depressed price levels they reached in late 2000.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

SBC Communications, Inc.
Regional bells

Royal Dutch Petroleum PLC ADR
Netherlands
Oil and gas

Merck & Co., Inc.
Pharmaceuticals

Philip Morris
Tobacco

Bank of America Corp.
Banking

U.S. Bancorp
Banking

Johnson & Johnson
Pharmaceuticals

Wells Fargo & Co.
Banking

Footnote reads:
These holdings represent 14.4% of the fund's net assets as of 7/31/01. Portfolio holdings will vary over time.


Investors were heartened that improved economic conditions would help sustain corporate issuers. However, telecom- and tech-related issues did not join in the rally. These bonds floundered as the result of continued concerns about the companies' solvency and access to capital needed to fund their ambitious business plans. The BB-rated corporate bond universe does not include many telecommunications and technology issues, so this segment of the market performed particularly well.

Early in the period, when economic growth was on the downturn and prospects for BB-rated issuers were more uncertain, we were able to recognize the value offered by this segment of the market. As the bonds recovered, the fund was well positioned to benefit from their outperformance.

* FUND POSITIONED FOR EVENTUAL ECONOMIC IMPROVEMENT

We continue to reposition the portfolio gradually by looking for value opportunities within a market that we expect will remain volatile. Earlier in the year, many investors anticipated an economic rebound in the second half of 2000, and believed that corporations would ramp up capital spending, especially for technology and telecommunications products and services, after having held back in the first half of the year.

We did not share this view. It is becoming clearer that even if corporations do have capital to spare, they may not start to use it until more consistent signs of improved growth emerge. We have believed all along that the economy would not improve before the end of 2001, a sentiment that is now reflected in stock valuations. The question remains: When will we witness a rekindling of sustained economic growth? Our expectation is that this will occur sometime in 2002, although it is impossible to predict exactly when.

With an eventual recovery in mind, we are looking to increase the economic sensitivity of the portfolio gradually, by searching every day for value opportunities within cyclical sectors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/01, there is no guarantee the fund will continue to hold these securities in the future.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.The George Putnam Fund of Boston is designed for investors seeking capital growth and current income.


TOTAL RETURN FOR PERIODS ENDED 7/31/01

                         Class A           Class B          Class C           Class M
(inception dates)       (11/5/37)         (4/27/92)        (7/26/99)         (12/1/94)
                       NAV     POP       NAV     CDSC     NAV     CDSC      NAV     POP
----------------------------------------------------------------------------------------
1 year                12.86%   6.39%    12.02%   7.02%    12.02%  11.02%   12.31%   8.35%
----------------------------------------------------------------------------------------
5 years               67.17   57.51     60.93   58.93     60.96   60.96    63.09   57.39
Annual average        10.82    9.51      9.98    9.71      9.99    9.99    10.28    9.50
----------------------------------------------------------------------------------------
10 years             188.56  172.06    167.94  167.94    167.53  167.53   174.38  164.75
Annual average        11.18   10.53     10.36   10.36     10.34   10.34    10.62   10.23
----------------------------------------------------------------------------------------
Annual average
(life of fund)         9.75    9.65      8.70    8.70      8.93    8.93     8.98    8.92
----------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/01

                    Standard &       Lehman Bros.
                    Poor's 500       Govt./Credit       Consumer
                      Index          Bond Index**      price index
---------------------------------------------------------------------------
1 year               -14.33%           12.71%            2.66%
---------------------------------------------------------------------------
5 years              103.66            45.94            12.85
Annual average        15.29             7.86             2.45
---------------------------------------------------------------------------
10 years             286.09           117.03            30.25
Annual average        14.46             8.06             2.68
---------------------------------------------------------------------------
Annual average
(life of fund)           --*              --**           4.00
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

 *Inception date of the index was 12/31/69, after the fund's inception.

**Inception date of the index was 12/31/72, after the fund's inception.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/91

                                                          Lehman Bros.
             Fund's class A        Standard & Poor's      Govt./Credit        Consumer price
Date          shares at POP           500 Index            Bond Index             Index
7/31/91          9,425                 10,000                10,000               10,000
7/31/92         10,718                 11,279                11,564               10,316
7/31/93         11,644                 12,264                12,839               10,602
7/31/94         12,047                 12,896                12,896               10,896
7/31/95         14,182                 16,263                14,121               11,211
7/31/96         16,274                 18,958                14,870               11,542
7/31/97         21,404                 28,842                16,475               11,791
7/31/98         23,445                 34,405                17,804               11,990
7/31/99         25,398                 41,356                18,217               12,239
7/31/00         24,104                 45,067                19,255               12,687
7/31/01        $27,206                $38,609               $21,703              $13,025


Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $26,794 and $26,753, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $27,438 ($26,475 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/01

                        Class A       Class B       Class C       Class M
-----------------------------------------------------------------------------
Distributions (number)     4             4             4             4
-----------------------------------------------------------------------------
Income                  $0.534        $0.410        $0.420        $0.453
-----------------------------------------------------------------------------
Capital gains             --            --            --            --
  Long-term             $0.006        $0.006        $0.006        $0.006
-----------------------------------------------------------------------------
  Short-term              --            --            --            --
-----------------------------------------------------------------------------
  Total                 $0.540        $0.416        $0.426        $0.459
-----------------------------------------------------------------------------
Share value:          NAV     POP       NAV           NAV       NAV     POP
-----------------------------------------------------------------------------
7/31/00             $15.77   $16.73   $15.62        $15.71     $15.63  $16.20
-----------------------------------------------------------------------------
7/31/01              17.24    18.29    17.07         17.16      17.08   17.70
-----------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------
Current dividend
rate 1                3.13%    2.95%    2.44%         2.47%      2.69%   2.60%
-----------------------------------------------------------------------------
Current 30-day
SEC yield 2           2.83     2.67     2.09          2.09       2.34    2.20
-----------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                       Class A          Class B          Class C          Class M
(inception dates)     (11/5/37)        (4/27/92)        (7/26/99)        (12/1/94)
                     NAV     POP      NAV     CDSC     NAV     CDSC     NAV     POP
-------------------------------------------------------------------------------------
1 year              11.97%   5.51%   11.13%   6.13%   11.13%  10.13%   11.41%   7.51%
-------------------------------------------------------------------------------------
5 years             63.28   53.93    57.26   55.26    57.23   57.23    59.28   53.73
Annual average      10.30    9.01     9.48    9.20     9.47    9.47     9.76    8.98
------------------------------------------------------------------------------------
10 years           194.75  177.90   173.80  173.80   173.25  173.25   180.01  170.14
Annual average      11.42   10.76    10.60   10.60    10.57   10.57    10.85   10.45
------------------------------------------------------------------------------------
Annual average
(Life of fund)       9.76    9.66     8.71    8.71     8.94    8.94     8.98    8.92
------------------------------------------------------------------------------------


Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

The Lehman Brothers Government/Credit Bond Index* (formerly named the Lehman Brothers Government/Corporate Bond Index) is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

Standard & Poor's 500 Composite Stock Price Index* is an index of common stocks frequently used as a general measure of stock market performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The George Putnam Fund of Boston

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the "fund") at July 31, 2001 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 7, 2001



THE FUND'S PORTFOLIO
July 31, 2001

COMMON STOCKS (58.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            271,900 Interpublic Group of Cos., Inc.                                                   $   7,441,903
             67,900 Valassis Communications, Inc. (NON)                                                   2,271,255
                                                                                                      -------------
                                                                                                          9,713,158

Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------------------------------------------
            109,400 Boeing Co.                                                                            6,403,182
             35,100 General Dynamics Corp.                                                                2,839,239
             97,000 Goodrich Corp.                                                                        3,389,180
            377,700 Lockheed Martin Corp.                                                                14,964,474
            133,700 Northrop Grumman Corp.                                                               10,726,751
                                                                                                      -------------
                                                                                                         38,322,826

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
                220 PSF Holdings LLC Class A (NON)                                                          357,906

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------------
            273,000 Delta Air Lines, Inc.                                                                12,115,740
            446,200 Southwest Airlines Co.                                                                8,928,462
                                                                                                      -------------
                                                                                                         21,044,202

Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------------
            268,800 Ford Motor Co.                                                                        6,846,336

Banking (7.6%)
-------------------------------------------------------------------------------------------------------------------
          1,112,000 Bank of America Corp.                                                                70,745,440
            513,500 Bank of New York Co., Inc. (The)                                                     23,035,610
            255,700 BB&T Corp.                                                                            9,437,887
          1,155,825 Charter One Financial, Inc.                                                          37,113,541
            749,700 Comerica, Inc.                                                                       46,174,023
            220,100 First Union Corp.                                                                     7,791,540
          1,125,960 FleetBoston Financial Corp.                                                          42,246,019
            132,200 M & T Bank Corp.                                                                     10,642,100
             76,900 Mellon Financial Corp.                                                                2,923,738
            122,700 Mercantile Bankshares Corp.                                                           5,169,351
             73,300 North Fork Bancorporation, Inc.                                                       2,377,852
            247,000 Synovus Financial Corp.                                                               8,435,050
          2,206,598 U.S. Bancorp                                                                         52,384,637
            885,750 Washington Mutual, Inc.                                                              35,890,590
          1,086,800 Wells Fargo & Co.                                                                    50,058,008
            151,100 Zions Bancorp                                                                         8,831,795
                                                                                                      -------------
                                                                                                        413,257,181

Beverage (2.2%)
-------------------------------------------------------------------------------------------------------------------
            453,700 Anheuser-Busch Cos., Inc.                                                            19,649,747
             76,150 Brown-Forman Corp. Class B                                                            5,203,330
            640,700 Coca-Cola Co. (The)                                                                  28,575,220
            857,300 Coca-Cola Enterprises, Inc.                                                          12,533,726
            430,100 Fortune Brands, Inc.                                                                 15,750,262
            448,500 Pepsi Bottling Group, Inc. (The)                                                     19,545,630
            371,500 PepsiCo, Inc.                                                                        17,323,045
                                                                                                      -------------
                                                                                                        118,580,960

Broadcasting (0.2%)
-------------------------------------------------------------------------------------------------------------------
            226,800 Clear Channel Communications, Inc. (NON)                                             13,290,480

Cable Television (0.6%)
-------------------------------------------------------------------------------------------------------------------
             39,900 Adelphia Communications Corp. Class A (NON)                                           1,472,310
          1,367,000 AT&T Corp.-Liberty Media Group Class A (NON)                                         21,502,910
            293,400 USA Networks, Inc. (NON)                                                              8,218,134
                                                                                                      -------------
                                                                                                         31,193,354

Capital Goods (0.2%)
-------------------------------------------------------------------------------------------------------------------
            139,500 Eaton Corp.                                                                          10,244,880

Chemicals (1.3%)
-------------------------------------------------------------------------------------------------------------------
            256,400 Avery Dennison Corp.                                                                 13,143,064
            417,200 Dow Chemical Co. (The)                                                               15,186,080
            305,700 du Pont (E.I.) de Nemours & Co., Ltd.                                                13,090,074
            360,900 Engelhard Corp.                                                                       9,401,445
            309,000 PPG Industries, Inc.                                                                 16,979,550
             50,800 Rohm & Haas Co.                                                                       1,744,472
                                                                                                      -------------
                                                                                                         69,544,685

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
            128,000 Arch Coal, Inc.                                                                       2,394,880
            170,200 Peabody Energy Corp.                                                                  4,251,596
                                                                                                      -------------
                                                                                                          6,646,476

Commercial and Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            487,700 Cendant Corp. (NON)                                                                   9,924,695

Computers (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,963,600 Compaq Computer Corp.                                                                29,336,184
            731,200 Dell Computer Corp. (NON)                                                            19,691,216
          1,310,300 Hewlett-Packard Co.                                                                  32,311,998
            408,400 IBM Corp.                                                                            42,967,764
            128,000 Lexmark International, Inc. (NON)                                                     5,852,160
             30,000 NCR Corp. (NON)                                                                       1,180,800
                                                                                                      -------------
                                                                                                        131,340,122

Conglomerates (1.9%)
-------------------------------------------------------------------------------------------------------------------
              7,510 Berkshire Hathaway, Inc. Class B (NON)                                               17,242,960
            247,100 Cooper Industries, Inc.                                                              10,257,121
            866,700 General Electric Co.                                                                 37,701,450
            345,310 Honeywell International, Inc.                                                        12,731,580
            457,800 Tyco International, Ltd. (Bermuda)                                                   24,354,960
                                                                                                      -------------
                                                                                                        102,288,071

Consumer Finance (0.3%)
-------------------------------------------------------------------------------------------------------------------
            114,700 Household International, Inc.                                                         7,603,463
            167,500 Providian Financial Corp.                                                             8,269,475
                                                                                                      -------------
                                                                                                         15,872,938

Consumer Goods (0.2%)
-------------------------------------------------------------------------------------------------------------------
            216,500 Kimberly-Clark Corp.                                                                 13,165,365

Distribution (--%)
-------------------------------------------------------------------------------------------------------------------
             54,800 SYSCO Corp.                                                                           1,470,832

Electric Utilities (2.8%)
-------------------------------------------------------------------------------------------------------------------
            609,820 Cinergy Corp.                                                                        18,843,438
            319,500 CMS Energy Corp.                                                                      8,521,065
            223,400 Constellation Energy Group, Inc.                                                      6,576,896
             63,100 Dominion Resources, Inc.                                                              3,816,919
            448,892 DPL, Inc.                                                                            10,935,009
             26,800 DTE Energy Co.                                                                        1,132,300
            164,100 Duke Energy Corp.                                                                     6,335,901
             94,800 Edison International                                                                  1,330,992
            653,700 Entergy Corp.                                                                        24,513,750
            424,500 FirstEnergy Corp.                                                                    12,879,330
             43,100 FPL Group, Inc.                                                                       2,327,400
            260,700 Northeast Utilities                                                                   5,214,000
            620,050 Progress Energy, Inc.                                                                26,519,539
            568,700 Reliant Energy, Inc.                                                                 17,914,050
             67,800 TXU Corp.                                                                             3,152,700
                                                                                                      -------------
                                                                                                        150,013,289

Electronics (1.3%)
-------------------------------------------------------------------------------------------------------------------
             37,800 Avnet, Inc.                                                                             903,042
          1,074,800 Intel Corp.                                                                          32,039,788
          1,177,800 Motorola, Inc.                                                                       22,013,082
            462,900 Solectron Corp. (NON)                                                                 8,091,492
            125,580 W.W. Grainger, Inc.                                                                   5,286,918
                                                                                                      -------------
                                                                                                         68,334,322

Energy (0.3%)
-------------------------------------------------------------------------------------------------------------------
            174,400 Schlumberger, Ltd.                                                                    9,374,000
            178,700 Transocean Sedco Forex, Inc.                                                          5,770,223
                                                                                                      -------------
                                                                                                         15,144,223

Financial (3.6%)
-------------------------------------------------------------------------------------------------------------------
            365,200 American Express Co.                                                                 14,728,516
          2,349,900 Citigroup, Inc.                                                                     117,988,479
            507,500 Fannie Mae                                                                           42,249,375
            265,600 Freddie Mac                                                                          18,177,664
                                                                                                      -------------
                                                                                                        193,144,034

Food (0.6%)
-------------------------------------------------------------------------------------------------------------------
            317,350 Heinz (H.J.) Co.                                                                     13,712,694
            399,600 Kraft Foods, Inc. Class A (NON)                                                      12,367,620
            309,660 Sara Lee Corp.                                                                        6,245,842
                                                                                                      -------------
                                                                                                         32,326,156

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
              1,733 Fitzgeralds Gaming Corp. (NON)                                                               17

Health Care Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
            332,200 CIGNA Corp.                                                                          33,322,982
            241,220 HCA, Inc.                                                                            11,084,059
            293,200 Mckesson HBOC, Inc.                                                                  12,153,140
                                                                                                      -------------
                                                                                                         56,560,181

Insurance (2.8%)
-------------------------------------------------------------------------------------------------------------------
            706,200 ACE, Ltd.                                                                            24,653,442
             27,100 Allmerica Financial Corp.                                                             1,453,915
            118,100 AMBAC Financial Group, Inc.                                                           6,795,474
            876,720 American General Corp.                                                               40,548,300
            123,600 American International Group, Inc.                                                   10,289,700
             90,700 Chubb Corp. (The)                                                                     6,364,419
            140,000 Hartford Financial Services Group, Inc. (The)                                         9,269,400
             49,700 MBIA, Inc.                                                                            2,791,152
             85,500 PMI Group, Inc. (The)                                                                 5,899,500
            294,800 Radian Group, Inc.                                                                   11,797,896
            116,900 St. Paul Cos., Inc.                                                                   5,126,065
            181,000 UnumProvident Corp.                                                                   5,163,930
            305,500 XL Capital, Ltd. Class A (Bermuda)                                                   23,447,125
                                                                                                      -------------
                                                                                                        153,600,318

Investment Banking/Brokerage (2.3%)
-------------------------------------------------------------------------------------------------------------------
            278,800 Bear Stearns Cos., Inc. (The)                                                        16,212,220
            143,200 Goldman Sachs Group, Inc. (The)                                                      11,908,512
          1,008,500 J.P. Morgan Chase & Co.                                                              43,668,050
             89,600 Lehman Brothers Holdings, Inc.                                                        6,451,200
            212,800 Merrill Lynch & Co., Inc.                                                            11,542,272
            599,600 Morgan Stanley, Dean Witter & Co.                                                    35,868,072
                                                                                                      -------------
                                                                                                        125,650,326

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------------------------------------------
            364,500 Marriott International, Inc. Class A                                                 17,404,875

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            168,700 Parker-Hannifin Corp.                                                                 7,540,890

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             67,500 Illinois Tool Works, Inc.                                                             4,252,500

Media (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,365,800 Disney (Walt) Productions, Inc.                                                      35,988,830

Medical Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
            173,500 Pall Corp.                                                                            4,146,650
             98,500 St. Jude Medical, Inc. (NON)                                                          6,895,000
                                                                                                      -------------
                                                                                                         11,041,650

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            125,630 Alcoa, Inc.                                                                           4,928,465

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
            321,000 Enron Corp.                                                                          14,557,350
             50,000 National Fuel Gas Co.                                                                 2,400,000
            285,200 NiSource, Inc.                                                                        7,517,872
            115,500 Williams Companies., Inc. (The)                                                       3,869,250
                                                                                                      -------------
                                                                                                         28,344,472

Oil & Gas (5.4%)
-------------------------------------------------------------------------------------------------------------------
            159,800 Chevron, Inc.                                                                        14,604,122
            211,600 Conoco, Inc. Class A                                                                  6,525,744
            207,320 Conoco, Inc. Class B                                                                  6,426,920
          3,081,139 Exxon Mobil Corp.                                                                   128,668,345
          1,340,150 Royal Dutch Petroleum Co. ADR (Netherlands)                                          77,728,700
            470,460 Tosco Corp.                                                                          21,029,562
            203,800 TotalFinaElf SA ADR (France)                                                         14,445,344
            519,600 Unocal Corp.                                                                         18,591,288
            205,600 USX-Marathon Group                                                                    6,100,152
                                                                                                      -------------
                                                                                                        294,120,177

Paper & Forest Products (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,458,600 Abitibi-Consolidated, Inc. (Canada)                                                  11,012,430
            847,500 Abitibi-Consolidated, Inc. (Toronto Exchange) (Canada)                                6,471,879
            155,400 Boise Cascade Corp.                                                                   5,625,480
            415,700 International Paper Co.                                                              16,985,502
            294,500 Owens-Illinois, Inc. (NON)                                                            1,890,690
            597,200 Smurfit-Stone Container Corp. (NON)                                                  10,397,252
            286,300 Sonoco Products Co.                                                                   7,395,129
             86,100 Weyerhaeuser Co.                                                                      5,142,753
                                                                                                      -------------
                                                                                                         64,921,115

Pharmaceuticals (4.5%)
-------------------------------------------------------------------------------------------------------------------
            162,400 Abbott Laboratories                                                                   8,703,016
            277,800 American Home Products Corp.                                                         16,754,118
            650,900 Bristol-Myers Squibb Co.                                                             38,494,226
            956,700 Johnson & Johnson                                                                    51,757,470
          1,105,300 Merck & Co., Inc.                                                                    75,138,294
            720,100 Pharmacia Corp.                                                                      32,130,862
            486,200 Schering-Plough Corp.                                                                18,986,110
                                                                                                      -------------
                                                                                                        241,964,096

Photography/Imaging (0.1%)
-------------------------------------------------------------------------------------------------------------------
            793,200 Xerox Corp.                                                                           6,329,736

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            144,360 Tribune Co.                                                                           5,956,294

Railroads (0.3%)
-------------------------------------------------------------------------------------------------------------------
            351,990 Union Pacific Corp.                                                                  18,898,343

Real Estate (1.0%)
-------------------------------------------------------------------------------------------------------------------
            406,800 Boston Properties, Inc. (R)                                                          15,682,140
            415,220 Equity Office Properties Trust (R)                                                   12,464,904
            427,050 Equity Residential Properties Trust (R)                                              24,213,735
                                                                                                      -------------
                                                                                                         52,360,779

Regional Bells (3.0%)
-------------------------------------------------------------------------------------------------------------------
            839,500 BellSouth Corp.                                                                      34,167,650
          1,913,500 SBC Communications, Inc.                                                             86,164,905
            778,900 Verizon Communications, Inc.                                                         42,177,435
                                                                                                      -------------
                                                                                                        162,509,990

Restaurants (0.6%)
-------------------------------------------------------------------------------------------------------------------
                100 AmeriKing, Inc. (NON)                                                                         1
            247,100 Darden Restaurants, Inc.                                                              7,388,290
            872,900 McDonald's Corp.                                                                     25,436,306
             44,200 Tricon Global Restaurants, Inc. (NON)                                                 2,022,150
                                                                                                      -------------
                                                                                                         34,846,747

Retail (1.8%)
-------------------------------------------------------------------------------------------------------------------
            139,600 Albertsons, Inc.                                                                      4,569,108
            219,700 Circuit City Stores-Circuit City Group                                                4,119,375
             55,000 CVS Corp.                                                                             1,980,550
             48,200 Federated Department Stores (NON)                                                     1,860,520
            355,600 Kroger Co. (NON)                                                                      9,373,616
          1,134,400 Limited, Inc. (The)                                                                  19,250,768
             75,300 May Department Stores Co.                                                             2,499,960
            295,900 Rite Aid Corp. (NON)                                                                  2,491,478
            313,700 Sears, Roebuck & Co.                                                                 14,737,626
            944,400 Staples, Inc. (NON)                                                                  14,156,556
            595,900 TJX Companies, Inc. (The)                                                            20,266,559
                                                                                                      -------------
                                                                                                         95,306,116

Software (0.6%)
-------------------------------------------------------------------------------------------------------------------
            514,000 BMC Software, Inc. (NON)                                                             10,280,000
            307,500 Computer Associates International, Inc.                                              10,602,600
          1,233,600 Parametric Technology Corp. (NON)                                                    11,682,192
                                                                                                      -------------
                                                                                                         32,564,792

Technology Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
            244,500 Automatic Data Processing, Inc.                                                      12,457,275
             47,400 Computer Sciences Corp. (NON)                                                         1,711,614
            619,600 Convergys Corp. (NON)                                                                19,300,540
          1,145,200 KPMG Consulting, Inc. (NON)                                                          15,986,992
             17,700 Symbol Technologies, Inc.                                                               219,657
            318,400 Unisys Corp. (NON)                                                                    3,645,680
                                                                                                      -------------
                                                                                                         53,321,758

Telecommunications (1.3%)
-------------------------------------------------------------------------------------------------------------------
            109,100 ALLTEL Corp.                                                                          6,726,015
            344,600 AT&T Corp.                                                                            6,964,366
            138,245 AT&T Wireless Services, Inc. (NON)                                                    2,583,799
            133,600 Broadwing, Inc. (NON)                                                                 3,247,816
            258,800 Citizens Communications Co. (NON)                                                     3,175,476
            142,000 Qwest Communications International, Inc.                                              3,692,000
          1,265,900 Sprint Corp. (FON Group)                                                             29,546,106
            977,200 Worldcom, Inc.-WorldCom Group (NON)                                                  13,680,800
                                                                                                      -------------
                                                                                                         69,616,378

Tobacco (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,610,900 Philip Morris Cos., Inc.                                                             73,295,950

Waste Management (0.8%)
-------------------------------------------------------------------------------------------------------------------
            770,900 Republic Services, Inc. (NON)                                                        15,340,910
            939,200 Waste Management, Inc.                                                               29,115,200
                                                                                                     --------------
                                                                                                         44,456,110
                                                                                                     --------------
                    Total Common Stocks (cost $2,964,088,534)                                        $3,167,847,396
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (21.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (14.2%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corporation
$           868,395 8 3/4s, with due dates from May 1, 2009 to June 1, 2009                          $      915,375
            181,313 6s, June 1, 2029                                                                        178,394
                    Federal National Mortgage Association
                    Pass-Through Certificates
             80,677 11s, with due dates from October 1, 2015
                    to March 1, 2016                                                                         89,394
             53,944 8 3/4s, July 1, 2009                                                                     57,031
         11,827,385 8s, with due dates from August 1, 2026
                    to June 1, 2028                                                                      12,387,431
        218,046,568 7 1/2s, with due dates from September 1, 2028
                    to August 25, 2031                                                                  224,573,961
         26,830,000 7 1/4s, May 15, 2030                                                                 30,221,580
         43,069,710 7s, with due dates from August 1, 2022
                    to November 1, 2029                                                                  43,893,677
             45,000 6 5/8s, November 15, 2030                                                                47,060
          1,711,139 6 1/2s, with due dates from July 1, 2010 to May 1, 2011                               1,750,632
        320,757,218 6s, with due dates from May 1, 2029 to July 1, 2031                                 313,999,735
            920,076 5 1/2s, August 15, 2014                                                                 904,333
                    Government National Mortgage Association
                    Pass-Through Certificates
                683 15s, September 15, 2011                                                                     812
         72,288,861 8s, with due dates from January 15, 2022
                    to December 15, 2027                                                                 75,881,689
          8,135,888 7 1/2s, with due dates from September 15, 2005
                    to January 15, 2030                                                                   8,429,565
         43,988,749 7s, with due dates from January 15, 2023
                    to December 15, 2028                                                                 45,236,954
         12,118,056 6 1/2s, with due dates from March 15, 2002
                    to August 15, 2027                                                                   12,299,079
                                                                                                      -------------
                                                                                                        770,866,702

U.S. Treasury Obligations (7.2%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         25,845,000 6 1/4s, May 15, 2030                                                                 28,324,569
         33,495,000 6 1/8s, August 15, 2029 (SEG)                                                        35,944,154
            195,000 5 1/4s, February 15, 2029                                                               184,975
                    U.S. Treasury Notes
         32,710,000 7s, July 15, 2006                                                                    36,129,176
         29,490,000 6 5/8s, May 15, 2007                                                                 32,319,271
          4,990,000 6 1/2s, February 15, 2010                                                             5,503,022
        131,015,000 5 3/4s, November 15, 2005                                                           137,319,442
        117,300,000 4 5/8s, May 15, 2006                                                                117,850,137
            109,000 3 7/8s, June 30, 2003                                                                   109,187
                                                                                                     --------------
                                                                                                        393,683,933
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $1,151,453,806)                                                            $1,164,550,635

CORPORATE BONDS AND NOTES (10.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (0.3%)
-------------------------------------------------------------------------------------------------------------------
$         7,230,000 Boeing Co. deb. 6 5/8s, 2038                                                      $   7,063,638
          5,720,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                              6,647,841
          2,250,000 Sequa Corp. sr. notes 9s, 2009                                                        2,238,750
                                                                                                      -------------
                                                                                                         15,950,229

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,668,457 Continental Airlines, Inc. pass-through certificates
                    Ser. 974C, 6.8s, 2009                                                                 2,698,958
          6,073,679 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2009                                                               6,112,612
         11,885,000 Continental Airlines, Inc. pass-through certificates
                    Ser. 98-2, 6.32s, 2008                                                               11,820,108
          1,690,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                  1,664,735
          1,310,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                 1,314,140
            385,000 US Air, Inc. pass through certificates Ser. 93-A2, 9 5/8s, 2003                         387,017
                                                                                                      -------------
                                                                                                         23,997,570

Automotive (0.5%)
-------------------------------------------------------------------------------------------------------------------
          5,070,000 DaimlerChrysler Corp. company guaranty 8 1/2s, 2031                                   5,664,508
         10,375,000 Ford Motor Co. bonds 6 5/8s, 2028                                                     9,462,623
          4,310,000 Ford Motor Co. notes 7.45s, 2031                                                      4,348,057
            180,000 Hayes Wheels International, Inc. company guaranty
                    Ser. B, 9 1/8s, 2007                                                                    126,000
          1,430,000 Lear Corp. sub. notes 9 1/2s, 2006                                                    1,498,211
          3,070,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                  3,304,057
                                                                                                      -------------
                                                                                                         24,403,456

Banking (1.9%)
-------------------------------------------------------------------------------------------------------------------
         17,020,000 Bank of America Corp. sub. notes 7.4s, 2011                                          18,188,593
          6,285,000 Bank One Corp. sub. notes 7 7/8s, 2010                                                6,918,294
         10,470,000 Bank United Corp. notes Ser. A, 8s, 2009                                             11,407,798
          4,250,000 BankAmerica Corp. sr. notes 5 7/8s, 2009                                              4,172,990
         11,255,000 Citicorp sub. notes 6 3/8s, 2008                                                     11,388,034
          5,505,000 Colonial Bank sub. notes 8s, 2009                                                     5,340,401
          4,050,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                4,410,329
          2,320,000 First Citizens Bank Capital Trust I company guaranty 8.05s, 2028                      2,115,051
          4,205,000 First Union Corp. notes 6.95s, 2004                                                   4,430,262
          2,035,000 Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                    2,082,578
          3,655,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                3,616,623
            185,000 Imperial Bank sub. notes 8 1/2s, 2009                                                   204,966
          1,455,000 Merita Bank, Ltd. sub. notes 6 1/2s, 2006 (Finland)                                   1,502,200
          3,130,000 National City Corp. sub. notes 7.2s, 2005                                             3,307,628
          4,975,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                     5,206,089
          3,240,000 Norwest Corp. med. term sr. notes 6 3/4s, 2027                                        3,159,486
         11,290,000 Peoples Bank- Bridgeport sub. notes 7.2s, 2006                                       11,110,828
          2,590,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       2,810,150
          2,910,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        2,546,512
                                                                                                      -------------
                                                                                                        103,918,812

Beverage (0.1%)
-------------------------------------------------------------------------------------------------------------------
          7,300,000 Pepsi Bottling Group, Inc. (The) sr. notes Ser. B, 7s, 2029                           7,502,356

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
             33,700 AMFM Operating, Inc. deb. 12 5/8s, 2006                                                  36,902
            335,000 News America Holdings, Inc. deb. 7.7s, 2025                                             323,108
                                                                                                      -------------
                                                                                                            360,010

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
          4,250,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         4,494,375
            720,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010                                468,000
                                                                                                      -------------
                                                                                                          4,962,375

Chemicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,920,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                            1,929,600
          4,195,000 Rohm & Haas Co. notes 7.4s, 2009                                                      4,477,491
                                                                                                      -------------
                                                                                                          6,407,091

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
            711,000 Unicco Service Co. company guaranty Ser. B, 9 7/8s, 2007                                675,450

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,505,000 IBM Corp. deb. 7 1/8s, 2096                                                           5,465,144

Conglomerates (0.2%)
-------------------------------------------------------------------------------------------------------------------
         12,095,000 Tyco International, Ltd. company guaranty 6 1/4s, 2003
                    (Luxembourg)                                                                         12,374,636

Consumer Finance (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,150,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                  1,138,500
          3,385,000 Ford Motor Credit Corp. bonds 7 3/8s, 2011                                            3,565,421
         10,000,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                           10,505,000
          1,160,000 Ford Motor Credit Corp. notes 6.55s, 2002                                             1,183,374
          2,195,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                          2,096,774
          5,075,000 General Motors Acceptance Corp. notes 5.36s, 2004                                     5,070,813
          2,920,000 Household Finance Corp. notes 6 1/2s, 2008                                            2,960,325
          3,300,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                       3,218,610
                                                                                                      -------------
                                                                                                         29,738,817

Containers (--%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                               118,300

Electric Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------
          5,110,000 American Electric Power Co., Inc. notes Ser. A, 6 1/8s, 2006                          5,162,173
          3,840,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     3,960,845
          6,405,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    6,915,013
              5,000 CMS Energy Corp. pass-through certificates 7s, 2005                                       4,899
          2,200,000 CMS Energy Corp. sr. notes 8 1/8s, 2002                                               2,226,026
            100,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                          96,750
          1,340,000 Mission Energy Holding 144A sec. notes 13 1/2s, 2008                                  1,346,700
            639,128 Northeast Utilities notes Ser. A, 8.58s, 2006                                           668,650
          1,509,821 Northeast Utilities notes Ser. B, 8.38s, 2005                                         1,583,500
          2,060,000 Progress Energy, Inc. sr. notes 6.55s, 2004                                           2,126,270
          6,435,000 PSI Energy, Inc. 144A 1st mtge. 6.65s, 2006                                           6,469,732
          9,490,000 TXU Electrical Capital company guaranty 8.175s, 2037                                  9,655,316
                                                                                                      -------------
                                                                                                         40,215,874

Electrical Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
          2,050,000 Avista Corp. 144A sr. notes 9 3/4s, 2008                                              2,208,732

Energy (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 2,070,000
          7,270,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                       7,289,495
                                                                                                      -------------
                                                                                                          9,359,495

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 United Artists Theatre sr. sub. notes Ser. B, 9 3/4s, 2008
                    (In default) (NON)                                                                       10,000

Financial (1.2%)
-------------------------------------------------------------------------------------------------------------------
          7,810,000 AFLAC, Inc. sr. notes 6 1/2s, 2009                                                    7,837,569
          2,640,000 American General Institute 144A company guaranty
                    8 1/8s, 2046                                                                          2,974,937
          3,770,000 Associates Corp. sr. notes 6 1/4s, 2008                                               3,820,103
          3,165,000 Associates First Capital Corp. deb. 6.95s, 2018                                       3,255,867
          3,500,000 Associates First Capital Corp. sub. deb. 8.15s, 2009                                  3,904,285
          8,235,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                5,558,625
          6,905,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      5,609,140
          3,280,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                           2,566,764
          7,610,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                  8,308,065
          9,580,000 Principal Financial Group 144A notes 7.95s, 2004 (Australia)                         10,106,900
         10,345,000 Sun Life Canada Capital Trust 144A company guaranty
                    8.526s, 2049                                                                         10,589,970
          4,920,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                           3,066,833
                                                                                                      -------------
                                                                                                         67,599,058

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,145,000 International Game Technology sr. notes 8 3/8s, 2009                                  2,220,075
          1,160,000 International Game Technology sr. notes 7 7/8s, 2004                                  1,183,200
            910,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                            923,650
            120,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                       123,600
          3,740,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                            3,964,400
                                                                                                      -------------
                                                                                                          8,414,925

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
            930,000 HCA, Inc. deb. 7.19s, 2015                                                              868,388
             60,000 HCA, Inc. notes 7 1/4s, 2008                                                             58,200
             75,000 HCA, Inc. med. term notes 8.85s, 2007                                                    80,625
          1,220,000 HCA, Inc. med. term notes 8.7s, 2010                                                  1,299,300
            530,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                           2,650
            280,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                           1,400
          1,280,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                           8,947
            260,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007
                    (In default) (NON) (STP)                                                                  1,817
          1,388,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          55,520
            140,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   147,700
          2,340,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                    2,468,700
                                                                                                      -------------
                                                                                                          4,993,247

Homebuilding (--%)
-------------------------------------------------------------------------------------------------------------------
          2,710,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           2,696,450

Investment Banking/Brokerage (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,120,000 Goldman Sachs Group, Inc. (The) notes Ser. B, 7.35s, 2009                             5,395,251
          5,100,000 Merrill Lynch & Co., Inc. med. term notes 6.13s, 2003                                 5,244,687
          9,895,000 Morgan Stanley, Dean Witter & Co. sr. notes 6 3/4s, 2011                             10,066,184
                                                                                                      -------------
                                                                                                         20,706,122

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------------------------------------------
          4,670,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            4,471,525

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          9,915,000 Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                            9,970,127

Media (0.2%)
-------------------------------------------------------------------------------------------------------------------
         10,200,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                             10,502,736

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,835,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          2,774,756
             90,550 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                      43,464
                                                                                                      -------------
                                                                                                          2,818,220

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,550,000 Osprey Trust 144A sec. notes 8.31s, 2003                                              5,739,977

Oil & Gas (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,520,000 El Paso Energy Partners L.P. 144A company guaranty
                    8 1/2s, 2011                                                                          1,520,000
          3,260,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            3,488,200
          9,320,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                    9,435,754
          9,590,000 Occidental Petroleum Corp., structured notes,
                    (issued by STEERS Credit Linked Trust 2001)
                    6.019%, 2004                                                                          9,592,877
            630,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                668,380
          6,155,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                             7,157,773
            640,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                             700,800
          1,680,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                              1,730,400
            415,000 Seagull Energy sr. sub. notes 8 5/8s, 2005                                              422,752
          6,020,000 Union Oil Company of California company guaranty
                    7 1/2s, 2029                                                                          6,245,148
          2,425,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                  2,552,870
          4,180,000 Yosemite Sec Trust I 144A bonds 8 1/4s, 2004                                          4,437,948
                                                                                                      -------------
                                                                                                         47,952,902

Paper & Forest Products (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,480,000 Abitibi-Consolidated, Inc. deb. 8.85s, 2030 (Canada)                                  1,576,274
          4,150,000 Abitibi-Consolidated, Inc. deb. 8 1/2s, 2029 (Canada)                                 4,250,679
          2,385,000 Georgia-Pacific Group notes 8 7/8s, 2031                                              2,479,236
            790,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          817,650
                                                                                                      -------------
                                                                                                          9,123,839

Pharmaceuticals (--%)
-------------------------------------------------------------------------------------------------------------------
          1,040,000 ICN Pharmaceuticals, Inc. sr. notes Ser. B, 9 1/4s, 2005                              1,084,200

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                  1,330,758
            460,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    440,558
            737,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                751,740
                                                                                                      -------------
                                                                                                          2,523,056

Railroads (0.1%)
-------------------------------------------------------------------------------------------------------------------
          6,705,000 Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                 6,976,217

Real Estate (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,375,000 EOP Operating LP notes 6 3/8s, 2002                                                   3,396,026
          2,575,000 Tanger Properties, Ltd. company guaranty 7 7/8s, 2004                                 2,563,876
                                                                                                      -------------
                                                                                                          5,959,902

Regional Bells (0.2%)
-------------------------------------------------------------------------------------------------------------------
          9,515,000 Verizon Global Funding Corp. 144A notes 7 1/4s, 2010                                 10,049,838

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
          2,240,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 2,189,600

Retail (0.2%)
-------------------------------------------------------------------------------------------------------------------
            680,000 K mart Corp. deb. 7.95s, 2023                                                           544,000
            310,000 K mart Corp. med. term notes Ser. D, 7.55s, 2004                                        301,596
          4,230,000 K mart Corp. notes 8 3/8s, 2004                                                       4,230,000
            320,000 K mart Corp. notes 8 1/8s, 2006                                                         310,400
            695,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               628,975
          1,710,000 Southland Corp. sr. sub. deb. 5s, 2003                                                1,620,635
                                                                                                      -------------
                                                                                                          7,635,606

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
            588,226 Pegasus Shipping company guaranty Ser. A, 11 7/8s, 2004
                    (In default) (NON)                                                                      176,468

Software (--%)
-------------------------------------------------------------------------------------------------------------------
            280,000 Telehub Communications Corp. company guaranty,
                    13 7/8s, 2005 (In default) (NON)                                                             28

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
          2,415,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       2,209,725
            490,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007
                    (Singapore)                                                                             470,400
                                                                                                      -------------
                                                                                                          2,680,125

Telecommunications (0.8%)
-------------------------------------------------------------------------------------------------------------------
          9,690,000 France Telecom 144A notes 7 3/4s, 2011 (France)                                      10,199,210
          1,460,000 Global Crossing Holdings, Ltd. company guaranty
                    9 5/8s, 2008 (Bermuda)                                                                1,124,200
          1,000,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/2s, 2009 (Bermuda)                                                                  755,000
          1,075,000 Global Crossing Holdings, Ltd. company guaranty
                    8.7s, 2007 (Bermuda)                                                                    811,625
          4,400,000 Qwest Capital Funding, Inc. 144A notes 7 1/4s, 2011                                   4,479,332
          8,910,000 Qwest Capital Funding, Inc. 144A notes 5 7/8s, 2004                                   8,975,221
          6,505,000 Sprint Capital Corp. company guaranty 7 5/8s, 2011                                    6,742,888
            890,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                      846,568
          9,780,000 Worldcom, Inc.-WorldCom Group notes 7 1/2s, 2011                                      9,921,028
                                                                                                      -------------
                                                                                                         43,855,072

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
            255,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                           56,100

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,360,000 Philip Morris Cos., Inc. notes 7 1/4s, 2003                                           4,511,946
          2,925,000 Philip Morris Cos., Inc. notes 7 1/8s, 2004                                           3,067,974
                                                                                                      -------------
                                                                                                          7,579,920

Waste Management (0.1%)
-------------------------------------------------------------------------------------------------------------------
          6,294,000 Browning-Ferris deb. 7.4s, 2035                                                       5,035,200
          2,250,000 Waste Management, Inc. notes 6 5/8s, 2002                                             2,283,008
                                                                                                      -------------
                                                                                                          7,318,208

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,960,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                          3,979,800
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $579,276,033)                              $  584,721,615

COLLATERALIZED MORTGAGE OBLIGATIONS (5.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Commercial Mortgage Asset Trust
$        17,259,000 Ser. 99-C1, Class A3, 6.64s, 2010                                                $   17,859,694
        105,762,159 Ser. 99-C1, Class X, IO, 7.65s, 2020                                                  6,349,861
                    Countrywide Home Loan
          5,768,800 Ser. 98-A12, Class A14, 8s, 2028                                                      6,051,832
          4,920,000 Ser. 98-3, Class A5, 6 3/4s, 2028                                                     4,938,450
          6,795,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                6,745,464
         13,975,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1,
                    Class A2, 7s, 2011                                                                   13,919,100
          4,850,000 Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
                    Class B, 7s, 2011                                                                     4,368,395
                    CS First Boston Mortgage Securities Corp.
          3,114,000 Ser. 1999-C1, Class E, 7.923s, 2009                                                   3,325,655
         31,214,500 Ser. 00-C1, Class A2, 7.545s, 2010                                                   33,906,751
         12,920,000 Ser. 99-C1, Class A2, 7.29s, 2009                                                    13,820,369
                    Federal National Mortgage Association
              5,841 Ser. 92-15, Class L, IO, 8s, 2022                                                       153,337
         16,090,000 Ser. 01-T8, Class A1, 7 1/2s, 2031                                                   16,763,769
         23,282,475 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                   24,257,429
          8,306,792 Ser. 00-4, Class SX, 6 1/2s, 2023                                                     8,234,108
         11,720,000 FFCA Secured Lending Corp. Ser. 00-1, Class A2, 7.77s, 2027                          12,555,050
                    Federal Home Loan Mortgage Corporation
          1,728,000 Ser. 2028, Class SG, IO, 10.114s, 2023                                                  738,591
         13,198,133 Ser. 183, IO, 7s, 2027                                                                2,623,129
            856,124 Ser. 180, PO, zero %, 2026                                                              719,680
          1,048,624 G-Force CDO Ltd., FRB Ser. 01-1, Class A, 4.43s, 2033                                 1,048,624
          5,000,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                               5,042,600
                    General Growth Properties-Homart 144A
          1,520,000 FRB Ser. 99-C1, Class F, 6.43s, 2003                                                  1,520,000
          1,325,000 FRB Ser. 99-C1, Class G, 6.68s, 2003                                                  1,325,000
          6,085,841 General Growth Properties-Ivanhoe FRB Ser. 99-C1,
                    Class F, 6.35s, 2004                                                                  6,085,841
         12,093,587 Government National Mortgage Association Ser. 99-46,
                    Class SQ, IO, 8s, 2027                                                                  770,966
                    GS Mortgage Securities Corp. II
          7,500,000 Ser. 98-C1, Class A2, 6.62s, 2030                                                     7,732,324
          6,685,000 Ser. 01-LIB, Class A2, 6.615s, 2016                                                   6,803,032
                    Housing Securities Inc.
          1,018,307 Ser. 93-F, Class F9M2, 7s, 2023                                                       1,017,353
            152,705 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                      141,672
          3,495,000 LB Commercial Conduit Mortgage Trust Ser. 1999-C2,
                    Class B, 7.425s, 2009                                                                 3,723,104
                    Merrill Lynch Mortgage Investors, Inc.
         51,276,466 Ser. 98-C2, IO, 7.86s, 2030                                                           3,240,673
          3,465,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      3,274,772
                    Morgan Stanley Dean Witter Capital I
          1,535,000 Ser. 00, Class B, 7.638s, 2010                                                        1,669,313
          4,800,000 Ser. 00-LIF2, Class A2, 7.2s, 2010                                                    5,107,500
         12,094,000 PNC Mortgage Acceptance Corp. Ser. 01-C1,
                    Class A2, 6.36s, 2011                                                                12,233,837
          1,361,022 Prudential Home Mortgage Securities Ser. 92-25,
                    Class B3, 8s, 2022                                                                    1,404,192
                    Prudential Home Mortgage Securities 144A
            218,578 Ser. 94-31, Class B3, 8s, 2009                                                          223,939
            999,080 Ser. 95-D, Class 5B, 7.54s, 2024                                                        986,748
          3,950,000 Residential Funding Mortgage Ser. 98-S13,
                    Class A21, 6 3/4s, 2028                                                               3,979,072
                    Ryland Mortgage Securities Corp.
          1,113,760 Ser. 94-7C, Class B1, 7.359s, 2025                                                    1,126,899
          1,576,874 Ser. 94-7C, Class B1, 7.359s, 2025                                                    1,595,353
          7,020,000 Salomon Brothers Mortgage Securities VII Ser. 00-C3,
                    Class A2, 6.592s, 2010                                                                7,202,081
            830,281 Sears Mortgage Securities Ser. 93-7, Class T7, 7s, 2007                                 838,302
         18,689,802 Structured Asset Security Corp. Ser. 98-RF3, IO, 6.10s, 2028                          3,483,312
         10,417,118 TIAA Retail Commercial Mortgage Trust Ser. 1999-1,
                    Class A, 7.17s, 2032                                                                 10,981,726
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations
                    (cost $259,989,490)                                                              $  269,888,899

ASSET-BACKED SECURITIES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         3,082,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                     $    3,349,333
         12,760,000 Conseco Finance Securitization Corp. Ser. 00-4,
                    Class A6, 8.31s, 2032                                                                13,836,944
          9,840,000 Conseco Finance Securitization Corp. Ser. 00-5,
                    Class A6, 7.96s, 2032                                                                10,455,000
          3,501,900 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      2,311,254
          6,171,830 Ford Credit Auto Owner Trust Ser. 00-C3,
                    Class A3, 7.13s, 2002                                                                 6,206,515
         39,219,148 Lehman Manufactured Housing Ser. 98-1,
                    Class 1, IO, 0.82s, 2028                                                                940,647
         11,420,000 Xerox Equipment Lease Owner Trust 144A FRB Ser. 01-1,
                    Class A, 5.83s, 2008                                                                 11,420,000
                                                                                                     --------------
                    Total Asset-Backed Securities (cost $49,442,230)                                 $   48,519,693

FOREIGN GOVERNMENT BONDS AND NOTES (0.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,605,000 Ontario (Province of) sr. unsub. 5 1/2s, 2008 (Canada)                           $    1,593,267
         16,135,000 Quebec (Province of) sr. unsub. 5 3/4s, 2009 (Canada)                                15,874,742
                                                                                                     --------------
                    Total Foreign Government Bonds and Notes
                    (cost $17,578,376)                                                               $   17,468,009

PREFERRED STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              7,093 AmeriKing, Inc. $3.25 Cumulative preferred (cum. pfd.) (PIK)                     $           71
             27,755 California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                    718,855
              6,155 Chevy Chase Capital Corp. Ser. A, $5.19 pfd. (PIK)                                      336,986
              3,799 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                      405,543
          6,381,000 First Union Capital II Ser. A, 7.95% pfd.                                             6,656,404
              1,605 Fresenius Medical Capital Trust II 7.875% company
                    guaranty, pfd (Germany)                                                               1,588,950
                  1 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                        9,200
                                                                                                     --------------
                    Total Preferred Stocks (cost $9,209,721)                                         $    9,716,009

CONVERTIBLE BONDS AND NOTES (0.2%) (a) (cost $7,865,700)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         7,795,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                          $   10,360,335

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
          1,684,270 Contifinancial Corp. Liquidating Trust units                                     $      143,163
            187,400 Compaq Computer Corp., Capped Warrants,
                    expiration date 8/15/01 (issued by Salomon
                    Smith Barney Holdings, Inc.) (NON)                                                    2,746,103
                                                                                                     --------------
                    Total Units (cost $3,983,800)                                                    $    2,889,266

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  3 Anker Coal Group, Inc. 144A                                           10/28/09   $            1
             16,000 CGA Group, Ltd. 144A                                                  2/11/07               160
                180 McCaw International, Ltd.                                             4/15/07             2,700
                685 Raintree Resort 144A                                                  12/1/04                 7
                280 Telehub Communications Corp. 144A                                     7/31/05                 3
                625 UIH Australia/Pacific, Inc. 144A                                      5/15/06                 6
                                                                                                     --------------
                    Total Warrants (cost $112,487)                                                   $       2,877


CONVERTIBLE PREFERRED STOCKS (--%)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 38 Anker Coal Group, Inc. $14.25 cv. pfd.                                           $          190
                 94 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                           1,083
                                                                                                     --------------
                    Total Convertible Preferred Stocks (cost $161,290)                               $        1,273

SHORT-TERM INVESTMENTS (6.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$       100,000,000 BP Amoco Capital PLC effective yield 3.93%, August 1, 2001                       $   99,989,083
          5,400,000 Household Finance Corp effective yield 3.94%, August 1, 2001                          5,399,409
         34,851,000 Old Line Funding Corp. effective yield 3.78%, August 10, 2001                        34,817,892
         50,000,000 Thunder Bay Funding, Inc. effective yield 3.75%, August 14, 2001                     49,932,292
         57,999,763 Short-term investments held as collateral for loaned securities with yields ranging from 3.62% to 4.05% and due dates
                    from August 1, 2001 to September 28, 2001 (d)                                        57,914,300
         75,087,000 Interest in $745,000,000 joint repurchase agreement dated July 31, 2001 with Goldman Sachs & Co. due
                    August 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $75,095,134 for an effective
                    yield of 3.90%                                                                       75,087,000
         32,187,000 Interest in $500,000,000 joint tri-party repurchase agreement dated July 31, 2001 with Credit Suisse First Boston due
                    August 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $32,190,486 for an effective
                    yield of 3.90%                                                                       32,187,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $355,326,976)                                 $  355,326,976
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $5,398,488,443) (b)                                      $5,631,292,983
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,434,292,273.

  (b) The aggregate identified cost on a tax basis is $5,435,735,102 resulting in gross unrealized appreciation and depreciation of $402,219,214 and $206,661,333, respectively, or net unrealized appreciation of $195,557,881.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2001.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at July 31, 2001, which are subject to change based on the terms of the security.

  (d) See footnote 1 to financial statements.

------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2001
                                                                   Unrealized
                                    Aggregate Face   Expiration   Appreciation/
                       Total Value       Value          Date     (Depreciation)
------------------------------------------------------------------------------
US Treasury 10
year Notes
(short)               $138,366,625    $133,513,386      Sep-01     $(4,853,239)
S&P 500 (long)         106,338,750     111,147,139      Sep-01      (4,808,389)
US Treasury 5 year
Notes (long)            83,177,859      81,224,808      Sep-01       1,953,051
US Treasury Bonds
(short)                 26,527,969      25,162,237      Sep-01      (1,365,732)
------------------------------------------------------------------------------
                                                                   $(9,074,309)
------------------------------------------------------------------------------

TBA Sales Commitments at July 31, 2001
(premium received $21,347,480)

                       Principal        Expiration
Agency                   Amount            Date               Value
------------------------------------------------------------------------------
FNMA 30 YR CONV.
TBA, 7 1/2s,
August 2031            $11,418,000        08/13/01         $11,749,807

FNMA 30 YR CONV.
TBA, 6s, August
2031                     9,963,000        08/13/01           9,745,109
------------------------------------------------------------------------------
                                                           $21,494,916
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value including $56,358,697 of securities on
loan (identified cost $5,398,488,443) (Note 1)                               $5,631,292,983
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        25,860,990
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            5,929,975
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  208,472,292
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            122,328
-------------------------------------------------------------------------------------------
Total assets                                                                  5,871,678,568

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                 10,045,109
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                329,637,161
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        8,026,873
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      6,596,903
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,360,349
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       187,982
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,711
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,865,613
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $21,347,480) (Note 1)       21,494,916
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               57,914,300
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              253,378
-------------------------------------------------------------------------------------------
Total liabilities                                                               437,386,295
-------------------------------------------------------------------------------------------
Net assets                                                                   $5,434,292,273

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $5,170,077,820
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income  (Note 1)                         (223,657)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                           40,855,315
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                    223,582,795
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $5,434,292,273

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,176,286,589 divided by 184,235,350 shares)                                       $17.24
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $17.24)*                              $18.29
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,199,676,062 divided by 70,272,694 shares)**                                      $17.07
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($37,452,757 divided by 2,182,262 shares)**                                          $17.16
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($252,801,949 divided by 14,801,128 shares)                                          $17.08
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.08)*                              $17.70
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($768,074,916 divided by 44,448,630 shares)                                          $17.28
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $150,980,285
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $365,120)                                       61,964,917
-------------------------------------------------------------------------------------------
Security lending                                                                     12,712
-------------------------------------------------------------------------------------------
Total investment income                                                         212,957,914

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 25,688,344
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    7,960,741
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    63,774
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     39,042
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             7,863,921
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            11,958,102
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               283,239
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,794,937
-------------------------------------------------------------------------------------------
Other                                                                             1,709,735
-------------------------------------------------------------------------------------------
Total expenses                                                                   57,361,835
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,090,562)
-------------------------------------------------------------------------------------------
Net expenses                                                                     56,271,273
-------------------------------------------------------------------------------------------
Net investment income                                                           156,686,641
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                139,500,876
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1)                                 23,189,770
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                         492,061
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts                                              (1,922,011)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                                   309
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, TBA sale
commitments and futures contracts during the year                               312,597,591
-------------------------------------------------------------------------------------------
Net gain on investments                                                         473,858,596
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $630,545,237
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended July 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  156,686,641   $  184,740,088
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                         161,260,696     (115,233,196)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                      312,597,900     (421,232,052)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       630,545,237     (351,725,160)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (99,576,511)    (119,663,388)
--------------------------------------------------------------------------------------------------
   Class B                                                            (29,391,469)     (38,122,667)
--------------------------------------------------------------------------------------------------
   Class C                                                               (673,390)        (340,503)
--------------------------------------------------------------------------------------------------
   Class M                                                             (6,471,915)      (7,594,187)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (23,787,314)     (26,741,220)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                             (1,110,037)    (260,498,942)
--------------------------------------------------------------------------------------------------
   Class B                                                               (428,151)    (111,069,452)
--------------------------------------------------------------------------------------------------
   Class C                                                                (11,764)        (705,260)
--------------------------------------------------------------------------------------------------
   Class M                                                                (89,049)     (19,910,206)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (263,181)     (55,204,857)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (105,930,074)    (554,176,297)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               362,812,382   (1,545,752,139)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   5,071,479,891    6,617,232,030
--------------------------------------------------------------------------------------------------
End of year (including distribution in excess
of and undistributed net investment income
of $223,657 and $2,979,175, respectively)                          $5,434,292,273   $5,071,479,891
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.77       $18.49       $18.82       $18.95       $15.82
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .52(a)       .55(a)       .57(a)       .60          .60(a)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.49        (1.44)         .90         1.08         4.11
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   2.01         (.89)        1.47         1.68         4.71
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.53)        (.58)        (.55)        (.60)        (.67)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.01)       (1.25)       (1.25)       (1.21)        (.91)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.54)       (1.83)       (1.80)       (1.81)       (1.58)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.24       $15.77       $18.49       $18.82       $18.95
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.86        (5.09)        8.33         9.53        31.52
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,176,287   $3,030,281   $3,937,264   $3,387,620   $2,607,562
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .92          .93          .93         1.00         1.06
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.11         3.32         3.10         3.11         3.51
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                333.46       140.92       127.68       126.19       134.80
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.62       $18.33       $18.67       $18.82       $15.74
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .39(a)       .42(a)       .43(a)       .46          .46(a)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.48        (1.43)         .90         1.07         4.08
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.87        (1.01)        1.33         1.53         4.54
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.45)        (.42)        (.47)        (.55)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.01)       (1.25)       (1.25)       (1.21)        (.91)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)       (1.70)       (1.67)       (1.68)       (1.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.07       $15.62       $18.33       $18.67       $18.82
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.02        (5.82)        7.55         8.72        30.46
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,199,676   $1,175,947   $1,641,515   $1,305,897     $888,666
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.67         1.68         1.68         1.75         1.81
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.36         2.57         2.35         2.37         2.74
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                333.46       140.92       127.68       126.19       134.80
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                  Year ended July 31      to July 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.71       $18.49       $18.76
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (loss)(a)          .39          .42           --(b)
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     1.49        (1.44)        (.27)
---------------------------------------------------------------------------
Total from
investment operations                   1.88        (1.02)        (.27)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.42)        (.51)          --
---------------------------------------------------------------------------
From net realized gain
on investments                          (.01)       (1.25)          --
---------------------------------------------------------------------------
Total distributions                     (.43)       (1.76)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $17.16       $15.71       $18.49
---------------------------------------------------------------------------
Total return at
net asset value (%)(c)                 12.02        (5.82)       (1.44)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $37,453      $20,642         $565
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)               1.67         1.68          .03*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               2.32         2.60         (.03)*
---------------------------------------------------------------------------
Portfolio turnover (%)                333.46       140.92       127.68
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Net investment income (loss) was less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.63       $18.33       $18.67       $18.82       $15.74
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .43(a)       .46(a)       .47(a)       .51          .53(a)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.48        (1.42)         .90         1.06         4.06
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.91         (.96)        1.37         1.57         4.59
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.45)        (.49)        (.46)        (.51)        (.60)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.01)       (1.25)       (1.25)       (1.21)        (.91)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)       (1.74)       (1.71)       (1.72)       (1.51)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.08       $15.63       $18.33       $18.67       $18.82
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.31        (5.52)        7.80         8.98        30.83
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $252,802     $223,246     $293,336     $276,962     $187,475
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.42         1.43         1.43         1.50         1.56
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.60         2.82         2.61         2.62         3.05
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                333.46       140.92       127.68       126.19       134.80
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.80       $18.53       $18.85       $18.98       $15.85
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .56(a)       .60(a)       .62(a)       .64          .64(a)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.50        (1.46)         .91         1.09         4.11
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   2.06         (.86)        1.53         1.73         4.75
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.57)        (.62)        (.60)        (.65)        (.71)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.01)       (1.25)       (1.25)       (1.21)        (.91)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.58)       (1.87)       (1.85)       (1.86)       (1.62)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.28       $15.80       $18.53       $18.85       $18.98
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.18         4.89         8.63         9.79        31.78
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $768,075     $621,363     $744,552     $471,176     $356,251
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .67          .68          .68          .75          .81
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.35         3.57         3.33         3.37         3.74
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                333.46       140.92       127.68       126.19       134.80
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
July 31, 2001

Note 1
Significant accounting policies

The George Putnam Fund of Boston (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of corporate bonds is amortized on a yield-to-maturity basis. Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above. Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

K) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of Operations. At July 31, 2001, the value of securities loaned amounted to $56,358,697. The fund received cash collateral of $57,914,300 which is pooled with collateral of other Putnam funds into 48 issuers of high grade short-term investments.

L) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2001, the fund had no borrowing against the line of credit.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally, accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post October loss deferrals, nontaxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities, straddle loss deferrals and income on swap securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2001, the fund reclassified $11,126 to decrease distributions in excess of net investment income and $393,641 to decrease paid-in-capital, with an increase to accumulated net realized gains of $382,515. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 2001, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2001, the fund's expenses were reduced by $1,090,562 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,274 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $867,247 and $12,701 from the sale of class A and class M shares, respectively, and received $2,055,738 and $7,076 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received $21,761 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $8,252,206,363 and $8,523,156,333 respectively. Purchases and sales of U.S. government obligations aggregated $8,813,186,511 and $8,676,909,432, respectively.

Note 4
Capital shares

At July 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 40,741,462       $ 687,242,385
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,902,524          99,705,341
---------------------------------------------------------------------------
                                            46,643,986         786,947,726

Shares
repurchased                                (54,554,286)       (920,648,179)
---------------------------------------------------------------------------
Net decrease                                (7,910,300)      $(133,700,453)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 48,396,764     $   803,147,003
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               21,399,667         354,500,796
---------------------------------------------------------------------------
                                            69,796,431       1,157,647,799

Shares
repurchased                                (90,615,063)     (1,484,068,506)
---------------------------------------------------------------------------
Net decrease                               (20,818,632)    $  (326,420,707)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,797,739       $ 197,620,503
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,670,131          27,938,692
---------------------------------------------------------------------------
                                            13,467,870         225,559,195

Shares
repurchased                                (18,472,064)       (307,492,091)
---------------------------------------------------------------------------
Net decrease                                (5,004,194)      $ (81,932,896)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,255,730       $ 254,308,810
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,560,716         140,755,068
---------------------------------------------------------------------------
                                            23,816,446         395,063,878

Shares
repurchased                                (38,117,467)       (614,767,009)
---------------------------------------------------------------------------
Net decrease                               (14,301,021)      $(219,703,131)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,218,314         $20,514,563
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   38,991             658,541
---------------------------------------------------------------------------
                                             1,257,305          21,173,104

Shares
repurchased                                   (388,740)         (6,502,776)
---------------------------------------------------------------------------
Net increase                                   868,565         $14,670,328
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,466,937         $24,475,924
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   62,168           1,016,777
---------------------------------------------------------------------------
                                             1,529,105          25,492,701

Shares
repurchased                                   (245,991)         (3,958,787)
---------------------------------------------------------------------------
Net increase                                 1,283,114         $21,533,914
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,702,786        $ 62,108,571
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  386,039           6,462,872
---------------------------------------------------------------------------
                                             4,088,825          68,571,443

Shares
repurchased                                 (3,571,223)        (59,738,719)
---------------------------------------------------------------------------
Net increase                                   517,602        $  8,832,724
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,284,577        $ 54,757,342
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,656,440          27,222,018
---------------------------------------------------------------------------
                                             4,941,017          81,979,360

Shares
repurchased                                 (6,659,619)       (107,991,397)
---------------------------------------------------------------------------
Net decrease                                (1,718,602)      $ (26,012,037)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,602,604       $ 263,525,503
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,422,240          24,050,495
---------------------------------------------------------------------------
                                            17,024,844         287,575,998

Shares
repurchased                                (11,892,032)       (201,375,775)
---------------------------------------------------------------------------
Net increase                                 5,132,812       $  86,200,223
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,786,628       $ 299,853,993
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,984,958          81,946,077
---------------------------------------------------------------------------
                                            22,771,586         381,800,070

Shares
repurchased                                (23,642,911)       (385,374,406)
---------------------------------------------------------------------------
Net decrease                                  (871,325)      $  (3,574,336)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 38.03% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $71,356,623 as long term capital gain, for its taxable year ended July 31, 2001.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Deborah F. Kuenster
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

Jeffrey L. Knight
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN021-74757  001/880/242/505/  9/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

George Putnam Fund of Boston
Supplement to annual Report dated 7/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 7/31/01

                                                      NAV
1 year                                               13.18%
5 years                                              69.19%
Annual average                                       11.09%
10 years                                            194.18%
Annual average                                       11.39%
Life of fund (since class A inception, 11/15/37)
Annual average                                        9.79%

Share value:                                          NAV
7/31/00                                             $15.77
7/31/01                                             $17.28
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     4       $0.572          $0.010         $0.582
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.